Exhibit 10.5
EXECUTIVE AND SENIOR MANAGEMENT INCENTIVE PLAN
OBJECTIVES: To provide annual and long term incentive plans for both the executive and senior management groups as defined by the Compensation Committee.
-Incentives should be an appropriate mix of cash and stock based incentives
-Incentives whether cash or stock based should be linked to a combination of personal performance, corporate performance and shareholder returns.
METHODOLOGY: Target Overall Compensation Market Positioning based on Mercer compensation survey as follows:

Range
CEO +	-Salary	2nd Quartile
Executive	-Annual	3rd Quartile
	-Long term	4th Quartile

Senior Mgt	-Salary	3rd Quartile
	-Annual	3rd Quartile
	-Long term	3rd Quartile
ASSUMPTIONS/DEFINITIONS
Annual Incentive
-All personal and performance based incentives (cash and stock based) that vest based on financial performance or employment objectives within first 12 months.
Long Term Incentive
-All personal and performance based incentives that vest based on financial performance or employment (including time based) objectives beyond 12 months.
PROPOSED INCENTIVE PROGRAM DESIGNS
I. CASH BASED PERFORMANCE INCENTIVE
     Proposed Design
A)	Target incentive as % of salary

(i)	CEO-25%

(ii)	Other Exec (8)-25%

(iii)	Mid management (3)-25%

B)	50% of cash incentive paid on achievement of current year financial metrics against approved budget

(i)	Revenue-90%-120% achievement of annual operating plan-factor-.9-1.20

(ii)	EBITDA-90%-120% achievement of annual operating plan-factor-.9-1.2

(iii)	Operating Plan-90%-120% achievement of annual operating plan-factor-.9-1.2

Total financial metric factor =	(i)+(ii)+(iii)
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C)	50% of annual incentive paid on achievement of current year personal objectives as determined by executive team and approved by comp committee

(i)	personal objectives-50%-120% achievement of personal objectives-factor .5-1.2

(ii)	Total personal objective factor = (i)

D)	Total annual incentive award

=	salary x (target annual incentive %)
x	financial metric factor
x	total personal objective factor
Note: if either total financial metric factor or personal objective factor = zero then there is no incentive pay out.
II. STOCK BASED PERFORMANCE INCENTIVE
     Proposed Design
A.	Target stock based performance incentive as a % of salary
(i)	CEO-420%

(ii)	Exec-300%

(iii)	Senior Mgt-120%
B.	4 year Restricted Stock (RS) Program
-Restricted stock may be awarded in the form of restricted stock units (RSUs) or restricted stock awards (RSAs) as determined by the compensation committee and as allowed by the applicable stock incentive plan.
-The actual amount of the equity incentive award is calculated by first multiplying the target award by the executive’s personal objective factor used for calculating the cash based performance incentive. A personal objective factor below 50% will result in no stock based incentive award. After the personal objective factor is applied to the target, the following factors are applied to determine the actual stock based incentive award.
-1/3 time vested over 4 years (50% cliff vest 2 years-remaining 50% monthly over years 3 and 4)
-2/3 current year financial performance based vested over 4 years (I year cliff vesting remaining 75% vesting monthly over years 2, 3, 4)

-1/3 revenue current financial performance based -1/3 EBITDA current financial performance based -1/3 Operating plan current financial performance based

III. VESTING SCHEDULE

	Annual	Long Term
	(Year 1)	(Year 2-4)
CEO	Year	Year	Year	Year	LONG	TOTAL
	1	2	3	4	TERM	INCENTIVE
					TOTAL	PROGRAM
Cash	25	—	—	—	—	25
RS-Time Vesting	—	70	35	35	140	140
-Financial Performance	70	70	70	70	210	280

TOTAL	95	140	105	105	350	445

Annual 3Q Target	75-100%
Long Term 4Q Target					300-450%	(75th)

	Annual	Long Term
	(Year 1)	(Year 2-4)
EXECUTIVE	Year	Year	Year	Year	LONG	TOTAL
	1	2	3	4	TERM	INCENTIVE
					TOTAL	PROGRAM
Cash	25	—	—	—		25
RS-Time Vesting	—	50	25	25	100	100
-Financial Performance	50	50	50	50	150	200

TOTAL	75	100	75	75	250	325

Annual 3Q Target	50-75%
Long Term 4Q Target					200-300%	(75th)

	Annual	Long Term
	(Year 1)	(Year 2-4)
SENIOR MANAGEMENT	Year	Year	Year	Year	LONG	TOTAL
	1	2	3	4	TERM	INCENTIVE
					TOTAL	PROGRAM
Cash	25	—	—	—	—	25
RS-Time Vesting	—	20	10	10	40	40
-Financial Performance	20	20	20	20	60	80

TOTAL	45	40	30	30	100	145

Annual 3Q Target	25-50%
Long Term 3Q Target					(N/A)

SUMMARY EXPENSE	TOTAL
Cash Incentive Annual Cost at 100% Target	$525,000

Stock Based Incentive Cost (at time of grant)	$4,800,000

$5,325,000

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